UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

WHITESTONE REIT

(Name of Registrant as Specified In Its Charter)

JAMES C. MASTANDREA

PILLARSTONE CAPITAL REIT

CHAD D. CHAMPION

DENNIS H. CHOOKASZIAN

JERRY L. FALWELL, JR.

JOHN A. GOOD

KATHY M. JASSEM

STEWART MORRIS, JR.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

James C. Mastandrea, together with the other participants named herein, has filed a definitive proxy statement and accompanying GOLD proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of his slate of highly-qualified trustee nominees at the 2026 Annual Meeting of Shareholders of Whitestone REIT, a Maryland real estate investment trust.

On April 8, 2026, Mr. Mastandrea posted materials to www.okapivote.com/WSR, copies of which are attached hereto in Exhibit 99.1 and incorporated herein by reference.